Q2 2023 Results July 27, 2023

Q2 2023 Results Not for Product Promotional Use Forward Looking Statements and Non-GAAP Financial Information 2 This presentation contains statements about Bristol-Myers Squibb Company’s (the “Company”) future financial results, plans, business development strategy, anticipated clinical trials, results and regulatory approvals that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. All statements that are not statements of historical facts are, or may be deemed to be, forward-looking statements. Actual results may differ materially from those expressed in, or implied by, these statements as a result of various factors, including, but not limited to, (i) new laws and regulations, (ii) our ability to obtain, protect and maintain market exclusivity rights and enforce patents and other intellectual property rights, (iii) our ability to achieve expected clinical, regulatory and contractual milestones on expected timelines or at all, (iv) difficulties or delays in the development and commercialization of new products, (v) difficulties or delays in our clinical trials and the manufacturing, distribution and sale of our products, (vi) adverse outcomes in legal or regulatory proceedings, (vii) risks relating to acquisitions, divestitures, alliances, joint ventures and other portfolio actions and (viii) political and financial instability, including changes in general economic conditions. These and other important factors are discussed in the Company’s most recent annual report on Form 10-K and reports on Forms 10-Q and 8-K. These documents are available on the U.S. Securities and Exchange Commission’s website, on the Company’s website or from Bristol-Myers Squibb Investor Relations. No forward-looking statements can be guaranteed. In addition, any forward-looking statements and clinical data included herein are presented only as of the date hereof. Except as otherwise required by applicable law, the Company undertakes no obligation to publicly update any of the provided information, whether as a result of new information, future events, changed circumstances or otherwise. This presentation includes certain non-generally accepted accounting principles (“GAAP”) financial measures that we use to describe the Company’s performance. The non-GAAP financial measures are provided as supplemental information and are presented because management has evaluated the Company’s financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the non-GAAP financial measures presented portray the results of the Company’s baseline performance, supplement or enhance management’s, analysts’ and investors’ overall understanding of the Company’s underlying financial performance and trends and facilitate comparisons among current, past and future periods. This presentation also provides certain revenues and expenses excluding the impact of foreign exchange (“Ex-FX”). We calculate foreign exchange impacts by converting our current-period local currency financial results using the prior period average currency rates and comparing these adjusted amounts to our current-period results. Ex-FX financial measures are not accounted for according to GAAP because they remove the effects of currency movements from GAAP results. The non-GAAP information presented herein provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures. Moreover, other companies may define non-GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies. We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable financial measure are available on our website at www.bms.com/investors. Also note that a reconciliation of forward-looking non-GAAP gross margin, non-GAAP operating margin, non-GAAP operating expenses and non-GAAP tax rate is not provided because a comparable GAAP measure for such measures are not reasonably accessible or reliable due to the inherent difficulty in forecasting and quantifying measures that would be necessary for such reconciliation. Namely, we are not, without unreasonable effort, able to reliably predict the impact of the unwind of inventory purchase price adjustments, accelerated depreciation and impairment of property, plant and equipment and intangible assets, and stock compensation resulting from acquisition-related equity awards, or currency exchange rates. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. These items are uncertain, depend on various factors and may have a material impact on our future GAAP results.

Giovanni Caforio, MD Chairman of the Board and Chief Executive Officer 3 Q2 2023 Results

Q2 2023 Results Not for Product Promotional Use Q2 2023 – Summary Overview & Updated Outlook FY Sales 2021-2023 Global Net Sales New Product Sales 2020–2025 Financial Targets* Reaffirmed $11.2B (6%) YoY; (5%) Ex-FX* $862M; +79% vs. PY Performance 1Sales decline on reported & Ex-FX* basis 2023 Revlimid* Total Sales1* Non-GAAP EPS* Low single-digit decline $7.35 - $7.65 $3.72 - $4.02GAAP EPS* Outlook revised from ~$6.5B to ~$5.5B Capital Allocation • Balance sheet strength • $4B ASR Agreement to be executed in Q3 2023 4 2023 Revised Guidance $32.4 $35.4 $12.8 $10.0 2021 2022 2023 In-Line & New Products Revlimid Abraxane +9% YoY Increase ~$5.5 +11% YoY Increase In $B * $0.8$1.2 *See "Forward-Looking Statements and Non-GAAP Financial Information“ and “Bristol Myers Squibb Company Reconciliation of Certain GAAP Line Items to Certain Non-GAAP Line Items” Financial projections may contain non promoted sales, BMS promotes only according to label

Guidance Impacted By Change in Outlook for Revlimid and, to a Lesser Extent, Pomalyst

Patient Support Ecosystem

BMS Access Support

Company co-pay assistance for eligible commercially insured patients

- Under U.S. law, company co-pay support may be provided only to commercially insured patients – No impact from this channel

Independent Third-Party Charitable Foundations

Financial support to patients to help with out-of-pocket costs, including Medicare patients; supported by donors, including BMS, in compliance with HHS Guidance

- Funds supporting multiple myeloma patients closed for a period of time earlier this year

Independent BMS Patient Assistance Foundation (PAF)

BMS donation of products to BMS PAF, a separate 501(c)(3) organization, which provides free medicine to qualified patients unable to get financial support elsewhere

- An increase in utilization of free drug for Revlimid & Pomalyst started late in Q1 and increased in Q2
- To be consistent with HHS guidance, the BMS PAF provides free product through the end of the calendar year

Financial Impact

Estimated Q2 Impact:

- ~$330M for Revlimid & Pomalyst, of which 80% is Revlimid

Estimated 2023 Impact*:

- Revlimid: ~$1B impact which is reflected in updated full-year guidance of ~$5.5B
- Pomalyst: ~$300M

2024 and 2025 Revlimid revenue* expected to step-down by roughly ~$1.5B & ~$2B, respectively

Bristol Myers Squibb | Q2 2023 Results

*See "Forward-Looking Statements and Non-GAAP Financial Information"

Not for Product Promotional Use 5

Q2 2023 Results Not for Product Promotional Use New Product Portfolio Performance • Contributed $862M in quarter; revenues increased +79% vs PY • Approaching ~$3.5B annual run rate • Strong outlook for future growth 6 $482 $862 Q2 2022 Q2 2023 $ in millions New Product Portfolio Revenues

New Product Portfolio Significantly De-Risked with Important Catalysts Ahead

$10B - $13B
Risk-Adjusted Sales



Other**
Camzyos
Sotyktu
Reblozyl
Breyanzi
Zeposia

2025

Key Milestones

Beyond

- Camzyos nHCM
- Sotyktu SLE
- Sotyktu SjS
- Opdualag Adj. Mel
- Opdualag 2L+ MSS CRC
- Opdualag 1L NSCLC
- Reblozyl 1L NTD MDS

Planned Next 1-2 Years

- ✓ Breyanzi 3L+ CLL
- ✓ Breyanzi 3L+ iNHL (incl. FL/MCL)
- Reblozyl MF
- Sotyktu PsA
- Zeposia CD

Milestones Already Delivered that De-Risk 2025-2030 and Beyond

- ✓ Zeposia MS
- ✓ Reblozyl 2L TD MDS
- ✓ Breyanzi 3L+ LBCL
- ✓ Abecma 5L+
- ✓ Zeposia UC
- ✓ Camzyos oHCM
- ✓ Sotyktu PsO
- ✓ Opdualag 1L Mel FDC
- ✓ Breyanzi 2L LBCL
- ✓ Abecma 3-5L
- ✓ Reblozyl 1L MDS
- ✓ Onureg AML maint.

$25B+
Non-Risk Adjusted*



$4B+
CAMZYOS
$4B+
Opdualag
$4B+
SOTYKTU
$4B+
Reblozyl
$3B+
Breyanzi
$3B+
ZEPOSIA
$1B+
Abecma

2030

Milestones represent data readouts or approvals unless otherwise specified; subject to positive registrational trials and health authority approval

*Non-risk adjusted revenue potential
**Other includes: Abecma, Onureg, Inrebic, and Opdualag
Financial projections may contain non promoted sales, BMS promotes only according to label

Bristol Myers Squibb | Q2 2023 Results

Not for Product Promotional Use 7

Q2 2023 Results Not for Product Promotional Use Continued Strong Pipeline Execution 8 1CD PoC not achieved; awaiting higher dose UC Ph2 data to inform future IBD development plans; 2SSP, ACS, AF trials conducted by Janssen 2023 Key Milestones Opdivo (+/- Yervoy) Early Stage:  Neo-adjuvant NSCLC Ph3 (CM-816) approval in EU Metastatic  1L mCRPC Ph3 (CM-7DX) Opdualag  1L NSCLC Ph2 repotrectinib  ROS1+ NSCLC (TRIDENT-1) U.S. filing Abecma  3-5L MM Ph3 (KarMMa-3) filing  Initiation NDMM Ph3 (KarMMa-9) Breyanzi  2L TE LBCL EU approval  3L+ CLL Ph1/2 (TRANSCEND-CLL)  3L+ FL Ph2 (TRANSCEND- FL) iberdomide  Initiation of pivotal post-transplant maintenance H2H vs Revlimid Reblozyl  1L MDS (COMMANDS) U.S. filing Sotyktu  Mod-to-severe PsO EU approval  CD Ph2 (IM011-023)1  UC Ph2 (IM011-127) LPA1 Antagonist  Initiation IPF Ph3  PPF Ph2 (IM027-040) Camzyos  oHCM EU approval LIBREXIA (milvexian)  Initiation Ph3 program2 2024/2025 Key Milestones Opdivo (+/- Yervoy) Metastatic:  1L HCC Ph3 (CM-9DW)  1L+ MSI High CRC Ph3 (CM-8HW) Early Stage:  Peri-adj NSCLC Ph3 (CM-77T)  Peri-adj MIBC Ph3 (CM-078)  Adj HCC Ph3 (CM-9DX)  Stage III Unresectable NSCLC Ph3 (CM-73L)  Adj NSCLC Ph3 (ANVIL, co-op group) Opdualag  1L HCC Ph2  2L+ HCC Ph2  2L/3L+ MSS mCRC Ph3 alnuctamab BCMA TCE  Initiation MM Ph3 Reblozyl  1L MF Ph3 (INDEPENDENCE) cendakimab  EoE Ph3 Sotyktu  PsA Ph3 Zeposia  CD maintenance Ph3 (YELLOWSTONE) Milestones represent data readouts unless otherwise specified; subject to positive registrational trials and health authority approval

Q2 2023 Results Not for Product Promotional Use 2020 2023 2025 Recent LOEs In-Line & New Products On Track to Deliver 2020-2025 Financial Targets 1Recent LOE Brands = Revlimid & Abraxane 10% - 15% <10% ~30% ~70% 85% - 90% >90% 9 ~2% - 3% CAGR Low-to-mid single-digit CAGR On track to deliver • Low-to-mid single-digit revenue CAGR* • Double-digit revenue CAGR* Ex-Rev/Pom • $8B - $10B growth from in-line brands • $10B - $13B from New Product Portfolio • 40%+ operating margin Total Company Revenue 2020 - 2025 2020 - 2025 Financial Targets** *At constant exchange rates on a risk-adjusted basis; **See "Forward-Looking Statements and Non-GAAP Financial Information“ and “Bristol Myers Squibb Company Reconciliation of Certain GAAP Line Items to Certain Non-GAAP Line Items” Financial projections may contain non promoted sales, BMS promotes only according to label 1

Q2 2023 Results Not for Product Promotional Use Multiple Paths for Long-Term Growth 10 2025 Revenues LOE Brands 2030 Revenues Additional growth from New Product Portfolio Next Wave of innovation: 6 registrational stage assets Optionality from early-stage pipeline & BD 2025 – 2030* *See "Forward-Looking Statements and Non-GAAP Financial Information Financial projections may contain non promoted sales, BMS promotes only according to label

David Elkins Executive Vice President and Chief Financial Officer 11 Q2 2023 Results

Q2 2023 Results Not for Product Promotional Use Total Company Performance Driven by In-Line & New Product Portfolios 12 Total Company Sales ~$11.2B (6%) YoY, (5%) Ex-FX* $B Q2 Net Sales1 YoY % Ex-FX* % Total Company $11.2 (6%) (5%) In-Line Products $8.6 - - New Product Portfolio $0.9 +79% +79% In-Line Products & New Product Portfolio $9.5 +4% +4% Recent LOEs2 $1.7 (37%) (37%) 2Recent LOE Brands = Revlimid & Abraxane $9.1 $9.5 $2.7 $1.7 Q2 2022 Q2 2023 Recent LOEs In-Line & New Products 1Amounts may not add due to rounding *See “Forward-Looking Statements and Non-GAAP Financial Information”

New Product Portfolio Annualizing at ~$3.5B

Building **strong momentum** for future growth



$ in millions
$862
+91% Q2'23 YTD
vs PY
Q1 Q2 Q3 Q4
2021
Q1 Q2 Q3 Q4
2022
Q1 Q2
2023

+79% growth vs PY



$ in millions
$482*
$23
$32
$66
$3
$89
$39
$172
$58
Q2 2022
$862
$25
$27
$44
$100
$46
$132
$100
$234
$154
Q2 2023
Opdualag
Zeposia
Reblozyl
Onureg
Breyanzi
Inrebic
Abecma
Sotyktu
Camzyos

*$3M in sales for Camzyos in Q2 2022

Bristol Myers Squibb | Q2 2023 Results

Not for Product Promotional Use 13

Q2 2023 Results Not for Product Promotional Use Q2 2023 Solid Tumor Product Summary 14 Opdivo: +5% YoY, +11% YTD ex-FX* • U.S. YoY growth of +2% driven by demand in 1L lung, gastric indications & adj. bladder cancer offset by customer buying patterns • Ex-U.S. YoY growth of +10% ex-FX* demand growth from newly launched indications & expanded access Opdualag: Growth of +31% ex-FX* vs prior quarter • U.S. growth driven by strong demand; approaching 25% market share1 in 1L melanoma • Potential to be new SOC in 1L melanoma $M YoY % Ex-FX* % $2,145 +4% +5% $585 +11% +12% $154 ** ** $258 +7% +10% Q2 Global Net Sales **In excess of +100% 1Source: BMS Internal Analysis *See “Forward-Looking Statements and Non-GAAP Financial Information”

Q2 2023 Cardiovascular Product Summary

Q2 Global Net Sales

	$M	YoY %	Ex-FX* %
Eliquis apixaban	$3,204	(1%)	(1%)

Best-in-class & leading OAC within category

Eliquis: +4% YTD ex-FX*

- U.S. YoY growth of +7% driven by robust underlying demand offset by unfavorable gross-to-net dynamics
- Ex-U.S. YoY (17%) ex-FX* impacted by generic entry in Canada & UK, and pricing measures

	$M	YoY %	Ex-FX* %
CAMZYOS™ (mavacamten) capsules	$46	**	**

First-in-class myosin inhibitor

- U.S. increase in total treated & commercial dispensed patients; VALOR approval further strengthens clinical profile
- EU approval in symptomatic oHCM

	As of March 31, 2023[1]	As of June 30, 2023[1]
Patients in hub	~2700	~3800
Patients on commercial drug	~1500	~2500

[1]Source: BMS Internal Analysis
*See "Forward-Looking Statements and Non-GAAP Financial Information"
**In excess of +100%

Bristol Myers Squibb™ | Q2 2023 Results

Not for Product Promotional Use 15

Q2 2023 Hematology Product Summary

Q2 Global Net Sales[1]

	$M	YoY %	Ex-FX* %
Revlimid (lenalidomide)	$1,468	(41%)	(41%)
Pomalyst (pomalidomide)	$847	(7%)	(6%)
SPRYCEL dasatinib	$458	(16%)	(15%)
Reblozyl (luspatercept-aamt)	$234	+36%	+35%
Abecma (idecabtagene vicleucel)	$132	+48%	+48%
Breyanzi (lisocabtagene maraleucel)	$100	**	**
ONUREG (azacitidine)	$44	+38%	+38%
INREBIC (fedratinib) capsules	$27	+17%	+22%

**In excess of +100%

Reblozyl: +35% YoY, +34% YTD ex-FX*

- Strong U.S. sales growth of +24% due to TRx share growth driven by longer duration of treatment
  - COMMANDS[2] Priority Review: U.S. FDA PDUFA date August 28, 2023
- Ex-US sales roughly doubled as we continue to secure reimbursement in additional countries

Abecma: +48% YoY, +79% YTD ex-FX*

- Demand growth supported by increased manufacturing capacity
  - KarMMa-3[3]: U.S. PDUFA date December 16, 2023; filed in EU & Japan

Breyanzi:

- Strong 2L/3L+ LBCL demand supported by increased manufacturing capacity; approval in EU in 2L LBCL

[1] Empliciti grouped in Mature & Other Brands
[2] COMMANDS: 1L TD MDS associated anemia; [3]KarMMa-3: 3-5L MM
*See "Forward-Looking Statements and Non-GAAP Financial Information"

Bristol Myers Squibb | Q2 2023 Results

Not for Product Promotional Use 16

Q2 2023 Immunology Product Summary

Q2 Global Net Sales

	$M	YoY %	Ex-FX* %
ORENCIA (abatacept)	$927	+6%	+7%
ZEPOSIA (ozanimod)	$100	+52%	+52%

Zeposia: +52% YoY, +75% YTD ex-FX*

- Growth from demand in MS & expanding contribution from UC
- Continued focus on improving formulary access
- Expansion in international markets based on reimbursement timing

	$M	YoY %	Ex-FX* %
SOTYKTU (deucravacitinib)	$25	---	---

First-in-class selective allosteric TYK2 inhibitor

- U.S. significant volume growth in Q2
- Payor coverage accelerated into 2023 - CVS indication-based plans added with no step-edit; ~15% of total commercial covered lives
- Continued focus on driving demand to enable broader access in 2024

	As of March 31, 2023[1]	As of June 30, 2023[1]
Cumulative Volume[2]	>9.5K TRx Equivalent	>23K TRx Equivalent
Market Share[3]	Mid-30s%	35-40%
Source of Business[4]		
• Systemic-naïve	Roughly 1/3 each	>40%
• Otezla-experienced		>25%
• Biologic-experienced		>30%

[1]Source: BMS Internal Analysis
[2]Cumulative TRx equivalent since launch
[3]Market share of written oral prescriptions in NBRx sourced from BrandImpact
[4]Q2 Source of Business proportionally distributes 14% unknown/unidentified
*See "Forward-Looking Statements and Non-GAAP Financial Information"

Bristol Myers Squibb | Q2 2023 Results
Not for Product Promotional Use 17

Q2 2023 Results Not for Product Promotional Use Q2 2023 Financial Performance 18 US GAAP Non-GAAP $ in billions, except EPS Q2 2023 Q2 2022 Q2 2023 Q2 2022 Total Revenues, net 11.2 11.9 11.2 11.9 Gross Margin % 74.4% 77.1% 75.0% 78.3% Operating Expenses1 4.2 4.1 4.2 4.1 Acquired IPR&D 0.2 0.4 0.2 0.4 Amortization of Acquired Intangibles 2.3 2.4 - - Effective Tax Rate (11.7%) 27% 16.9% 17% Diluted EPS 0.99 0.66 1.75 1.93 Diluted Shares Outstanding (# in millions) 2,102 2,149 2,102 2,149 US P Non- P* Diluted EPS Impact from Acquired IPR&D2 (0.05) (0.14) (0.05) (0.14) 1Operating Expenses = MS&A and R&D 2Comprises the net impact from Acquired IPRD & Licensing income *See “Forward-Looking Statements and Non-GAAP Financial Information”

Balanced Approach to Capital Allocation

Cash flow from Operations $B



$2.3
$3.7
$3.3
$3.0
$1.9
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023

$B	Q2 2023
Total Cash*	~$8.7B
Total Debt	~$37.7B

Operating cash flow generation impacted by ~$3B in tax payments in Q2'23

Business Development

- Prioritize opportunities to further diversify portfolio & strengthen long-term outlook

Balance Sheet Strength

- Continued debt reduction
  - ~$1.9B in YTD debt repayments
  - ~$2B in additional maturities in 2023
- Maintain strong investment-grade credit rating

Returning Cash to Shareholders

- Continued annual dividend growth**
- Opportunistic share repurchase
  - $4B ASR Agreement to be executed in Q3'23

*Cash includes cash, cash equivalents and marketable debt securities
**Subject to Board approval

Bristol Myers Squibb | Q2 2023 Results
Not for Product Promotional Use 19

Revised 2023 Guidance

	US GAAP*		Non-GAAP*	
	April (Prior)	July (Revised)	April (Prior)	July (Revised)
Total Revenues Reported Rates	~2% increase	Low-single digit decline	~2% increase	Low-single digit decline
Total Revenues Ex-FX	~2% increase	Low-single digit decline	~2% increase	Low-single digit decline
Revlimid	~$6.5 billion	~$5.5 billion	~$6.5 billion	~$5.5 billion
Gross Margin %	~77%	~76%	~77%	~76%
Operating Expenses[1]	Mid-single digit decline	Low-single digit decline	Low-single digit decline	Low-single digit decline (No Change)
Tax Rate	~21%	~16%	~17%	~17.5%
Diluted EPS	$4.10 - $4.40	$3.72 - $4.02	$7.95 - $8.25	$7.35 - $7.65

Bristol Myers Squibb™ | Q2 2023 Results

[1]Operating Expenses = MS&A and R&D, excluding Acquired IPR&D and Amortization of acquired intangibles
*See "Forward-Looking Statements and Non-GAAP Financial Information"

Not for Product Promotional Use 20

Q2 2023 Results Not for Product Promotional Use 2020 2023 2025 Recent LOEs In-Line & New Products On Track to Deliver 2020-2025 Financial Targets 1Recent LOE Brands = Revlimid & Abraxane 10% - 15% <10% ~30% ~70% 85% - 90% >90% 21 ~2% - 3% CAGR Low-to-mid single-digit CAGR On track to deliver • Low-to-mid single-digit revenue CAGR* • Double-digit revenue CAGR* Ex-Rev/Pom • $8B - $10B growth from in-line brands • $10B - $13B from New Product Portfolio • 40%+ operating margin Total Company Revenue 2020 - 2025 2020 - 2025 Financial Targets** *At constant exchange rates on a risk-adjusted basis; **See "Forward-Looking Statements and Non-GAAP Financial Information“ and “Bristol Myers Squibb Company Reconciliation of Certain GAAP Line Items to Certain Non-GAAP Line Items” Financial projections may contain non promoted sales, BMS promotes only according to label 1

Giovanni Caforio, MD Chairman of the Board, Chief Executive Officer Chris Boerner, PhD Executive VP, Chief Operating Officer David Elkins Executive VP, Chief Financial Officer Samit Hirawat, MD Executive VP, Chief Medical Officer, Global Drug Development Adam Lenkowsky Executive VP, Chief Commercialization Officer 22 Q2 2023 Results Q&A

Q2 2023 Results Not for Product Promotional Use Year-Ended December 31 2020 2021 2022 Total Revenues $42,518 $46,385 $46,159 Gross Profit $30,745 $36,445 $36,022 Specified items (a) $3,300 $603 $356 Gross Profit excluding specified items $34,045 $37,048 $36,378 Marketing, Selling and Administrative $7,661 $7,690 $7,814 Specified items (a) ($279) ($3) ($79) Marketing, Selling and Administrative excluding specified items $7,382 $7,687 $7,735 Research and Development $10,048 $10,195 $9,509 Specified items (a) ($903) ($843) ($308) Research and Development excluding specified items $9,145 $9,352 $9,201 Operating margin 31% 40% 41% Specified items (a) 10% 3% 1% Operating margin excluding specified items (b) 41% 43% 42% Bristol Myers Squibb Company Reconciliation of Certain GAAP Line Items to Certain Non-GAAP Line Items 23 (a): An explanation of these non-GAAP financial measures and a reconciliation to the most directly comparable GAAP financial measure are available on our website at bms.com/investors. (b): Operating margin on Specified Items represents the difference between the GAAP and Non-GAAP operating margin (Unaudited, dollars in millions)